Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4310%



        Excess Protection Level
          3 Month Average   5.02%
            March, 1998   5.75%
            February, 1998   4.62%
            January, 1998   4.71%


        Cash Yield                                  18.54%


        Investor Charge Offs                         4.85%


        Base Rate                                    7.94%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $33,909,306,783.29


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,867,972,264.80